INVESTAR HOLDING CORPORATION

First National Bank

Transformational Strategic Merger

Investor Presentation

July 1, 2025

Important Information and Disclaimers

These disclaimers apply to this document and the verbal or written comments of any person presenting it. This document, taken together with any such verbal or written comments, is referred to herein as the "Presentation." When used herein, the phrases "Investar" or "ISTR" refers to Investar Holding Corporation and its subsidiaries, including Investar Bank, National Association, and "WFB" refers to Wichita Falls Bancshares, Inc. and its subsidiaries, including First National Bank.

Cautionary Note Regarding Forward Looking Statements

This Presentation contains, and the officers and directors of Investar may from time to time make, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are typically identified by words or phrases such as "may," "will," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "forecast," and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Investar cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to statements about the benefits of the proposed merger involving Investar and WFB, including future financial and operating results; statements about Investar's plans, objectives, expectations and intentions; statements about the expected timing of completion of the proposed merger; and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: (i) the ability to obtain the requisite shareholder approvals; (ii) the risk that Investar may be unable to obtain governmental and regulatory approvals required to consummate the proposed merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; (iii) the risk that a condition to closing may not be satisfied; (iv) the timing to consummate the proposed merger; (v) the risk that the businesses will not be integrated successfully; (vi) the risk that the cost savings and any other synergies from the proposed merger may not be fully realized or may take longer to realize than expected; (vii) disruption from the proposed merger making it more difficult to maintain relationships with customers, employees or vendors; (viii) the diversion of management time on merger-related issues; and (ix) other factors which Investar discusses or refers to in the "Risk Factors" section of its most recent Annual Report on Form 10-K filed with the Commission and other subsequent filings with the SEC, which are available on Investar's website or at the SEC's website at www.sec.gov. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. Any forward-looking statement speaks only as of the date on which it is made, and Investar expressly disclaims any obligation to update its forward-looking statements whether as a result of new information, future events or otherwise. All forward-looking statements, expressed or implied, included in or made in connection with this Presentation are expressly qualified in their entirety by this cautionary statement.

Additional Information about the Proposed Merger and Where to Find It

In connection with the proposed merger, Investar intends to file with the U.S. Securities and Exchange Commission ("Commission") a registration statement on Form S-4 ("Form S-4") that will include a joint proxy statement of Investar and WFB and a prospectus of Investar with respect to the shares of Investar common stock to be issued in the proposed merger ("proxy statement/prospectus"). Investar may also file other relevant documents with the Commission regarding the proposed merger. This document is not a substitute for the Form S-4 or proxy statement/prospectus or any other document that Investar may file with the Commission. The definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of each of Investar and WFB. Investors and security holders are urged to read the Form S-4, the proxy statement/prospectus and any other relevant documents that may be filed with the Commission, as well as any amendments or supplements to these documents, carefully and in their entirety if and when they become available because they contain or will contain important information about the proposed merger. Investors and security holders will be able to obtain free copies of the Form S-4 and the proxy statement/prospectus (if and when available) and other documents containing important information about Investar, WFB and the proposed merger, once such documents are filed with the Commission through the website maintained by the Commission at http://www.sec.gov. Copies of the documents filed with, or furnished to, the Commission by Investar will be available free of charge in the "Investor Relations" section of Investar's website at www.investarbank.com. The information included on, or accessible through, Investar's website is not incorporated by reference into this communication.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor will there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Important Information and Disclaimers

Participants in the Solicitation
Investar and WFB and their respective directors and officers may be deemed to be participants in the solicitation of proxies from their respective shareholders in connection with the proposed merger. Information about Investar's directors and executive officers and their ownership of Investar's securities is set forth in Investar's filings with the Commission, including its most recent Annual Report on Form 10-K filed with the Commission. To the extent that holdings of Investar's securities have changed since the amounts printed in most recent Annual Report on Form 10-K filed with the Commission, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the Commission. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed merger may be obtained by reading the proxy statement/prospectus regarding the proposed merger. You may obtain free copies of these documents as described in the preceding paragraph.

Trademark and Tradenames; Industry and Market Data
This Presentation includes trademarks, tradenames and service marks that are the property of other organizations. Solely for convenience, trademarks and tradenames may appear without the ® and ™ symbols, but those references are not intended to indicate, in any way, that Investar will not assert, to the fullest extent under applicable law, its rights or that the applicable owner will not assert its rights, to these trademarks and tradenames. The market data and certain other statistical information included in this Presentation are based on a variety of sources, including independent industry publications, government publications and other published independent sources. Some data is also based on Investar's good faith estimates, which have been derived from management's knowledge and experience in the industry in which Investar operates. Although Investar has not independently verified the accuracy or completeness of the third-party information included in this Presentation, based on management's knowledge and experience, Investar believes that these third-party sources are reliable and that the third-party information is accurate and complete. However, such data involves risks and uncertainties and is subject to change based on various factors.

Pro Forma Financial Information
The pro forma financial and other information included in this Presentation is based on management's good faith estimates and assumptions as of the date hereof. However, Investar will not finalize the purchase price allocation, the final assessment of fair values of assets and liabilities, and actual transaction expenses until the proposed acquisition of Wichita Falls Bancshares, Inc. has been completed. Differences between these preliminary estimates and the final acquisition accounting will occur and these differences could have a material impact. In addition, the pro forma information included in this Presentation is for illustrative and informational purposes only and is not necessarily indicative of what the combined company's financial position would have been had the acquisition been completed as of the dates indicated or the future financial position of the combined company, assuming such acquisition is completed.

Non-GAAP Financial Measures
This Presentation contains certain financial information determined by methods other than in accordance with generally accepted accounting principles in the United States of America, or GAAP. These measures and ratios include "tangible common equity" "tangible book value" "return on average tangible common equity" "return on average assets" and "pre-provision net revenue". Management believes these non-GAAP financial measures provide information useful to investors in understanding Investar's financial results, and that its presentation, together with the accompanying reconciliations, provide a more complete understanding of factors and trends affecting Investar's business and allows investors to view performance in a manner similar to management, the entire financial services sector, bank stock analysts and bank regulators. These non-GAAP measures are intended to supplement, not substitute for, comparable GAAP measures. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names. A reconciliation of the non-GAAP financial measures disclosed in this Presentation are included in the Annex.

Nothing contained in this presentation is or will be deemed to be, or construed as, any advice or recommendation to the recipient or any third parties as to whether or not such parties should enter into any transaction(s), make any investment, or take any investment, accounting, or corporate action in connection therewith. The delivery of this presentation will not, under any circumstances, create any implication that there has been no change in the affairs of Investar after the date hereof, and Investar assumes no obligation to update such information, except to the extent required by applicable law.

Creating a Premier Gulf South Franchise

Strategic Rationale

- Accelerates Scale and Profitability
- Attractive Pro Forma Footprint with Expansion into North Texas Markets
- Strong Credit Profile
- Complementary Cultures with Shared Community Focus
- Compelling Pro Forma Financial Metrics



Huntsville
Birmingham
Dallas
Shreveport
Jackson
Waco
Houston
New Orleans
ISTR Locations (29)
FNB Locations (7)

Key Highlights[1]

Balance Sheet

> $4.0B	~ $3.3B	~ $3.5B
Pro Forma Assets	Pro Forma Loans	Pro Forma Deposits

2.9 Year	$19.78
TBV[2] Earn Back Period	Pro Forma TBV[2] Per Share at Close

Earnings

$3.08	~ 35.0%	6.2x
2026E Pro Forma EPS	Pro Forma '26E EPS Accretion	Current Price[3] / Pro Forma '26E EPS

> 1.1%	> 16.0%
Pro Forma '26E ROAA[2]	Pro Forma '26E ROATCE[2]

(1) Pro forma financials are estimated at close (December 31, 2025 for modeling purposes) and include the impact of purchase accounting adjustments and a $32.5 million preferred stock
(2) Non-GAAP financial measure. Please see "Annex– Non-GAAP Reconciliation" and "Important Information and Disclaimers"
(3) Based upon ISTR stock price of $19.20, the 5-day trailing average as of June 27, 2025
Source: S&P Capital IQ Pro

INVESTAR HOLDING CORPORATION

Illustrative Impact of the Transaction

Pro Forma Metrics

Contribution Analysis Dollars in millions	Contribution (3/31/2025)			
	ISTR	FNB	Adjustments	Pro Forma
Total Assets	$2,730	$1,594	-$278	$4,047
Total Loans	$2,107	$1,301	-$243	$3,165
Total Deposits	$2,347	$1,216	-$200	$3,364
Total Tangible Common Equity	$210	$94	-$44	$260
Shares Outstanding in Pro Forma Institution	**9,821,446**	**3,955,334**		**13,776,780**



32.5%
67.5%
33.4%
66.6%
30.2%
69.8%
19.1%
80.9%
Total Assets
Total Loans
Total Deposits
Total Tangible Common Equity
FNB + Adjustments
ISTR

Note: Adjustments detailed on page 11
Source: S&P Capital IQ Pro; Company Provided Documents

Further Diversification & Improved Demographics

Deposits by State

Investar



Texas
5.9%
Alabama
14.6%
$2.1B
Total
Louisiana
79.5%

First National



$1.3B
Total
Texas
100.0%

Pro Forma



Alabama
9.8%
Texas
37.2%
$3.3B
Total
Louisiana
53.1%

'30 Projected Median HHI ($000s)



$63.7
$66.8
Pro Forma
Company

'25 – '30 Projected Population Growth (%)



0.78%
1.52%
Pro Forma
Company

INVESTAR HOLDING CORPORATION

Note: Bank level regulatory data shown for Deposits by State, Data as of June 30, 2024; Pro forma excludes the impact of purchase accounting adjustments
Source: S&P Capital IQ Pro

Complementary Loan & Deposit Mix

INVESTAR HOLDING CORPORATION | First National Bank | Pro Forma

Loan Composition



Consr & Other 5.1%
C&D 7.1%
1-4 Fam 16.2%
HELOC 2.5%
C&I 19.9%
$2.1B Total
Own Occ CRE 21.4%
Multifam 4.9%
Other CRE 22.9%

MRQ Yield: 5.79%



1-4 Fam 48.7%
HELOC 0.1%
OwnOcc CRE 5.0%
Other CRE 6.2%
$1.1B Total
Multifam 0.5%
C&I 3.9%
C&D 30.7%
Consr & Other 4.9%

MRQ Yield: 5.84%



Consr & Other 5.1%
C&D 15.2%
C&I 14.4%
$3.2B Total
1-4 Fam 27.4%
Other CRE 17.1%
Multifam 3.4%
OwnOcc CRE 15.7%
HELOC 1.7%

Deposit Mix



Time Deposits > $100k 23.1%
Non Int. Bearing 18.6%
Time Deposits < $100k 18.0%
$2.3B Total
NOW Accts 24.3%
MMDA & Sav 16.0%

MRQ Cost: 2.49%



Time Deposits > $100k 31.2%
Non Int. Bearing 20.8%
Time Deposits < $100k 13.2%
$1.0B Total
NOW Accts 11.1%
MMDA & Sav 23.7%

MRQ Cost: 2.94%



Time Deposits > $100k 25.5%
Non Int. Bearing 19.3%
Time Deposits < $100k 16.5%
$3.3B Total
NOW Accts 20.3%
MMDA & Sav 18.3%

INVESTAR HOLDING CORPORATION

Note: Bank level regulatory data shown; data as of March 31, 2025

Note: Pro Forma excludes the impact of purchase accounting adjustments; assumes reduction of $200 million in 1-4 Family loans and $200 million in MMDA

Source: S&P Capital IQ Pro

Illustrative Capital Impact

Investar Holding Corporation – Pro Forma Capital Ratios


9.6%
8.2%
8.9%
11.2%
10.2%
10.0%
11.6%
10.5%
11.4%
13.5%
12.3%
13.1%
Leverage Ratio
CET1 Ratio
Tier 1 RBC Ratio
Total RBC Ratio
3/31/2025 Actual
12/31/2025 Pro Forma at Close
12/31/2025 Pro Forma at Close + Offering

Note: Assumes $32.5 million offering of preferred stock
Source: S&P Capital IQ Pro; Company Provided Documents

Due Diligence Overview

Comprehensive Diligence Process

- Completed a coordinated comprehensive due diligence review of each company with executives from Investar Holding Corporation & Wichita Falls Bancshares, Inc., along with advisors & consultants
- Each party conducted a thorough credit review of the other party completed by internal teams and 3rd party independent reviewers
- 3rd party compliance review
- Integration management will be overseen by senior executives from both companies
- Market conditions have been an important consideration throughout the diligence process

Diligence Focus Areas

✓ Asset Quality	✓ Commercial Lending	✓ Consumer Lending
✓ Financial and Accounting	✓ Financial Reporting and Analysis	✓ Compliance
✓ Operations	✓ Information Technology	✓ Systems
✓ Legal	✓ Treasury	✓ Human Resources
✓ Investment Portfolio	✓ Interest Rate Risk	✓ Balance Sheet Positioning

INVESTAR HOLDING CORPORATION

Transaction Summary

Merger Structure & Consideration(1)	• Entities: Investar Holding Corporation (ISTR) & Wichita Falls Bancshares, Inc. (FNB) • ISTR to issue shares to FNB shareholders • Fixed Exchange Ratio: 6.3702x • Fixed Cash Amount of $7.2 million to FNB Shareholders • Approximately 91% stock consideration
Pricing(2)(3)	• Implied aggregate deal value of $83.1M • Implied Price / TBV: 88.8% • Implied Price / 2024 EPS: 14.1x
Ownership	• 71.3% ISTR / 28.7% FNB
Pro Forma Leadership & Board of Directors	• John D'Angelo & the existing executive team will continue to lead the combined organization • 2 new directors from Wichita Falls will be added to ISTR and Investar Bank Boards • Wichita Falls leadership will continue to have significant roles in the combined organization
Headquarters	• Baton Rouge, LA
Pro Forma Entity	• Wichita Falls Bancshares, Inc. (FNB) will merge into Investar Holding Corporation (ISTR) • First National Bank will merge into Investar Bank, National Association • No anticipated branch closings
Timing & Approval	• Subject to shareholder approval by both ISTR and FNB • Subject to customary regulatory approvals • Expected closing in the 4th quarter of 2025

INVESTAR
HOLDING CORPORATION

(1) Excludes impact of potential FNB subordinated debt conversion after March 31, 2025
(2) Based upon ISTR stock price of $19.20, the 5-day trailing average as of June 27, 2025
(3) Based upon financial data as of March 31, 2025

Key M&A Assumptions

Earnings	• ISTR earnings based upon analyst research reports, recent performance and discussions with management • FNB earnings based upon recent performance and discussions with management
Estimated Cost Savings	• Equal to approximately 36% of FNB's noninterest expense • $9.5 million in pre-tax cost savings expected in 2026 • 85% expected to be phased-in 2026; 100% in 2027
Estimated Merger Costs	• $4.6 million in pre-tax transaction expenses • Fully reflected in computation of pro forma tangible book value per share at closing
Estimated Marks on Balance Sheet	Loan Interest Rate Mark: • $30.3 million (2.3%), accreted over 4 years (SYD) Loan Credit Mark: • $14.4 million; $2.1 million PCD, $12.3 million Non-PCD Day One Reserve: • $14.3 million Target AOCI: • $3.1 million, accreted over 5 years (straight-line) Fixed Assets: • $6.1 million write-up to equity
Proposed Loan Sale / Funding Restructuring	• Sale of $200.0 million mortgage loans • Reduces 1-4 Family concentration • Sale proceeds and excess cash will be used to eliminate target's holding company borrowings and to push out high-cost, non-core deposits
Estimated Core Deposit Intangible	• Core deposit intangible of 1.0% of FNB's estimated core deposits[1] at close • Amortized over 10 years using sum-of-years digits

(1) Core deposits defined as total deposits less time deposits

Compelling Financial Impact

Earnings Impact

$0.79
2026E EPS Accretion

~ 35.0%
2026E EPS Accretion

> 30 bps
ROAA[1] Improvement

TBV Impact

11.8%
TBV Dilution[1]

2.9 years
TBV[1] Earnback
(crossover)

Attractive Use of Capital

40%+
IRR

> 500 bps
ROATCE[1] Improvement

2026E Projected Return on Average Assets



0.53%
0.18%
0.18%
-0.25%
0.22%
0.28%
-0.03%
1.11%
ISTR Standalone
Wichita Income
Cost Saves
Loan Sale
Loan FV Mark
Interest Expense Reduction
Other Adjustments
Pro Forma

INVESTAR HOLDING CORPORATION

(1) Non-GAAP financial measure. Please see "Annex– Non-GAAP Reconciliation" and "Important Information and Disclaimers"
Note: Assumes $32.5 million preferred stock offering with a conversion price of $21.00 and annual dividend rate of 6.5%
Source: S&P Capital IQ Pro and discussions with management

Public Peers – Pro Forma Valuation



Price / Pro Forma Tangible Book Value(1) at Close (%)
Average: 123.7%
50.6
92.0
97.1
116.4
119.5
122.8
124.7
129.0
137.1
158.9
164.8
171.4



Price / 2026E Pro Forma EPS
Average: 9.8x
6.2
8.5
8.6
8.9
9.3
9.5
10.0
10.6
10.6
11.8
11.9
12.3

INVESTAR HOLDING CORPORATION

(1) Non-GAAP financial measure. Please see "Annex– Non-GAAP Reconciliation" and "Important Information and Disclaimers"
Note: Peer group consists of banks headquartered in AL, AR, FL, GA, LA, MS, NC, SC, TN & TX with Total Assets $3.0B - $5.0B traded on NYSE & NASDAQ
Note: Pricing multiples based upon pro forma performance; stock prices as of June 27, 2025

First National Bank

Company Overview

Wichita Falls Bancshares, Inc.

Overview of Wichita Falls Bancshares, Inc.

- Subsidiary: First National Bank
- Founded in 1986 and headquartered in Wichita Falls, TX
- Operates 7 branches across North Texas
- Compound average growth rate of 14.7% over the last 5 years
- Pristine credit quality with average NCOs/Loans of 0.07% over the last 10 years
- Planned sale of $200 million in mortgage loans

Financial Highlights(1)

$1.6B *Total Assets*	**$1.3B** *Gross Loans*	**$1.2B** *Deposits*
2.77% *MRQ NIM*	**65.9%** *MRQ Efficiency Ratio*	**0.62%** *LTM ROAA*
0.57% *NPL / Loans*	**0.84%** *Reserves / Gross Loans*	**0.02%** *NCO / Avg. Loans*
10.4% *Leverage Ratio*	**0.39%** *NPA / Assets*	**14.7%** *5 Year Asset CAGR (2)*


First National Locations (7)
Wichita Falls
Walters
Comanche
Alma
Grandfield
Healdton
Tishomingo
Waurika
Wilson
Ardmore
Burkburnett
Madill
Kingston
Marietta
Holliday
Henrietta
Nocona
Hagerman National Wildlife Refuge
Montague
Muenster
Gainesville
Whitesboro
Archer City
Joy
Bowie
Forestburg
Alvord
Sanger
Celina
Jacksboro
Decatur
Denton
Corinth
Prosper
Frisco
Graham
Runaway Bay
Flower Mound
The Colony
Allen
Lewisville
Plano
Briar
Grapevine
Carrollton
Azle
Saginaw
North Richland Hills
Garland
Irving
Mineral Wells
Dallas
Weatherford
Fort Worth
Caddo
Benbrook
Forest Hill
Duncanville
DeSoto
Lancaster
Burleson
Mansfield
Midlothian
Ranger

(1) Bank-level financial data shown; Financial data shown as of March 31, 2025
(2) CAGR calculated since December 31, 2019
Source: S&P Capital IQ Pro

INVESTAR HOLDING CORPORATION

Market Dynamics

Market Highlights

Dallas-Fort Worth-Arlington, TX MSA
- 4th largest Metro Area in the U.S.
- Ranked 5th largest economy in the country
- 21 Fortune 500 companies headquartered in MSA
- Diverse range of industries, including finance, healthcare, and technology
- DFW International Airport is the third most traveled airport in the world

Wise County, TX
- Wise County, Texas, boasts a median household income of $88,606, > 70% homeownership rate with an 11.6% annual appreciation rate
- Major employers in Wise County include Devon Energy, James Wood Motors, and Wise Health System, providing over 2,000 jobs collectively, bolstered by the county's proximity to Fort Worth's economic powerhouse, including Lockheed Martin and American Airlines

Wichita County, TX
- Wichita Falls, TX ranked 6th in Cities With the Lowest Cost of Living in America
- Home to the Sheppard Air Force Base, the largest employer in the area
- Major industries include healthcare, education, agriculture, aerospace and defense, and manufacturing

Southlake, TX (City)
- 2023 median household income of $250K
- Top employers are Sabre Holdings, TD Ameritrade, and Carroll ISD
- 2023 median home sales price of $1,292,042
- Ranked 2nd best American suburb

Deposit Market Share

Market Rank	Institution (State)	Branches	Deposits ($000)	Market Share (%)
Dallas-Fort Worth-Arlington, TX MSA				
70	Horizon Bankshares Inc. (TX)	5	421,780	0.1
71	Bright Force Holding Inc. (TX)	3	412,231	0.1
72	Red River Bancorp Inc. (TX)	5	409,673	0.1
73	Trinity Bank N.A. (TX)	1	409,264	0.1
74	Lauritzen Corp. (NE)	4	386,607	0.1
75	Liberty Capital Bcshs Inc. (TX)	1	365,496	0.1
76	Wichita Falls Bancshares Inc. (TX)	5	363,582	0.1
77	Texas State Bankshares Inc. (TX)	6	360,764	0.1
78	Home Bancshares (Conway AR) (AR)	5	360,474	0.1
79	SWNB Bancorp Inc. (TX)	3	354,045	0.1
Wise County				
1	First Financial Bankshares (TX)	3	357,322	24.2
2	Wells Fargo & Co. (CA)	2	313,265	21.2
3	Wichita Falls Bancshares Inc. (TX)	4	207,778	14.1
5	Legend Bancorp Inc. (TX)	3	170,920	11.6
6	Community Bancshares Inc. (TX)	1	127,802	8.7
7	Pinnacle Bancorp Inc. (NE)	1	43,745	3.0
8	Pilgrim Bancorp. (TX)	1	32,972	2.2
9	Prosperity Bancshares Inc. (TX)	1	22,599	1.5
10	Woodforest Financial Group (TX)	1	-	0.0
Wichita County				
1	AmeriBancShares Inc. (TX)	5	1,557,930	38.7
2	Wichita Falls Bancshares Inc. (TX)	2	737,379	18.3
3	First Burkburnett Bcshs Inc. (TX)	5	472,148	11.7
4	Wells Fargo & Co. (CA)	2	372,300	9.2
5	JPMorgan Chase & Co. (NY)	2	322,940	8.0
6	Prosperity Bancshares Inc. (TX)	4	283,944	7.0
7	Pilgrim Bancorp. (TX)	3	84,076	2.1
8	Quanah Financial Corp. (TX)	1	57,996	1.4
9	Plains Bancorp Inc. (TX)	1	39,983	1.0
10	JRMB II Inc. (OK)	2	35,262	0.9
Southlake (City)				
1	JPMorgan Chase & Co. (NY)	2	948,891	29.4
2	Bank of America Corporation (NC)	1	572,283	17.7
3	Wells Fargo & Co. (CA)	1	356,031	11.0
4	Cullen/Frost Bankers Inc. (TX)	1	224,352	6.9
5	First Financial Bankshares (TX)	1	223,328	6.9
6	Texas Security Bankshares Inc. (TX)	1	218,668	6.8
7	Great Plains Bancshares Inc. (OK)	1	168,930	5.2
8	Wichita Falls Bancshares Inc. (TX)	1	155,804	4.8
9	The PNC Finl Svcs Grp (PA)	3	142,219	4.4
10	Bank OZK (AR)	1	82,058	2.5

INVESTAR HOLDING CORPORATION

Note: Deposit market share data as of most recently reported FDIC date, June 30, 2024; not all market participants shown
Source: S&P Capital IQ Pro, Public Documents, Visit Dallas-Fort Worth, Data USA, Select Southlake, CultureMap Fort Worth, Dallas City News, Destination DFW, CityTownInfo, WichitaFallsTX.gov, Texas Economic Development Corporation

Demographic Information

Market Demographics

'30 Projected Median HHI ($000s)



$63.8
$93.7
$87.6
$97.9
$84.3
$85.7
Wichita County, TX
Wise County, TX
Tarrant County, TX
Dallas-Fort Worth-Arlington MSA
Texas
National Average

'25 – '30 Projected Population Growth (%)



0.7%
10.0%
4.5%
7.1%
5.6%
2.4%
Wichita County, TX
Wise County, TX
Tarrant County, TX
Dallas-Fort Worth-Arlington MSA
Texas
National Average

Major Employers

- Texas Instruments
- AT&T
- UT Southwestern Medical Center
- Baylor Scott & White Health
- American
- gm
- D.R. Horton America's Builder
- Goldman Sachs
- McKesson
- Southwest
- Charles Schwab
- Kimberly-Clark
- CBRE

INVESTAR HOLDING CORPORATION

Source: S&P Capital IQ Pro, Public Documents, Visit Dallas-Fort Worth, Data USA, Select Southlake, CultureMap Fort Worth, Dallas City News, Destination DFW, CityTownInfo, WichitaFallsTX.gov

INVESTAR®
HOLDING CORPORATION

Investar Overview

Investar Holding Corporation

Overview of Investar Holding Corporation

- Subsidiary: Investar Bank, National Association
- Founded in 2006 and headquartered in Baton Rouge, LA
- Operates 29 branches across the Gulf South
- Compound average growth rate of 4.8% over the last 5 years[1]
- Strong shareholder returns with Total Return of 32.2% since January 1, 2024



MISSOURI
Evansville
Louisville
KENTUCKY
Springfield
Nashville
TENNESSEE
Memphis
Little Rock
ARKANSAS
Huntsville
Chatta
Birmingham
Atla
ALABAMA
Colu
Dallas
Tyler
Shreveport
Jackson
Waco
MISSISSIPPI
LOUISIANA
Mobile
Tallah
New Orleans
Houston
ISTR Locations (29)

Financial Highlights

$2.7B *Total Assets*	**$2.1B** *Gross Loans*	**$2.3B** *Deposits*
2.87% *MRQ NIM*	**78.8%** *MRQ Efficiency Ratio*	**0.79%** *LTM ROAA*
0.27% *NPL / Loans*	**1.25%** *Reserves / Gross Loans*	**(0.65)%** *NCO / Avg. Loans*
9.56% *Leverage Ratio*	**0.43%** *NPA / Assets*	**4.8%** *5 Year Asset CAGR [1]*

INVESTAR HOLDING CORPORATION

(1) CAGR calculated since December 31, 2019
Note: Total return as of June 27, 2025
Source: S&P Capital IQ Pro

Leadership Team



John J. D'Angelo, President, Chief Executive Officer & Director

Mr. D'Angelo has been the President and Chief Executive Officer of the Company since our organization as a bank holding company in 2013. He has also served as the Bank's President and Chief Executive Officer since its organization in 2006. Prior to the Bank's organization, Mr. D'Angelo was manager of the private banking, small business banking, construction lending, [illegible]age and trust areas of Hibernia National Bank (the predecessor to Capital One, N.A.) for more than six years in the East Baton Rouge Parish, Louisiana, market. From 1996 to 2005, Mr. D'Angelo was president and director of Aegis Lending Corporation, a company with lending operations in 46 states and the District of Columbia. As the founder of the Bank and its current Chief Executive Officer, Mr. D'Angelo has a detailed understanding of our history, current operations, future plans and strategies. His extensive banking experience is an additional qualification to serve on our board.



John R. Campbell, Executive VP & Chief Financial Officer

Mr. Campbell joined the Bank in January 2023 as the Chief Financial Officer. Prior to joining the Bank, he served as the Director of Accounting and Corporate Controller for Laitram LLC, a global manufacturing company. Prior to joining Laitram LLC in 2005, Mr. Campbell served in corporate treasury, accounting and financial reporting, portfolio management, and lending roles for Hibernia National Bank for over ten years. Mr. Campbell also spent four years as an auditor with Ernst & Young LLP serving both public and privately-held clients in a variety of industries, including financial services. He has a Bachelor of Science in Finance from Louisiana State University and is a licensed Certified Public Accountant.



Linda M. Crochet, Executive VP & Chief Operating Officer

Ms. Crochet joined the Bank in January 2019 as the Greater Baton Rouge Loan Portfolio President. In October 2021, she assumed the role of Chief Operations Officer of the Company and the Bank. Prior to joining the Bank, Ms. Crochet served as Senior Director of Credit Process and Technology within the Credit Risk Management department of Capital One Bank from 2005 to 2018. Ms. Crochet also spent 21 years at Hibernia National Bank, which was acquired by Capital One Bank in 2005, in various roles that include credit underwriting, credit policy, lending, and investor relations.



Jeffrey W. Martin, Executive VP & Chief Credit Officer

Mr. Martin joined the Bank in April 2020 as the Business Banking Director. In October 2021, he assumed the role of Chief Credit Officer. Prior to joining the Bank, he served as a Commercial Banking Executive for Regions Bank. He has over 28 years of banking experience, including senior roles in credit risk management, special assets, business development strategy and commercial banking.

Largest Operating Markets

Baton Rouge, LA MSA

- 9 branches with $1.03 billion in deposits
- Population: 876,751
- Capitol of Louisiana; over 74,000 government employees in the MSA
- Home to Louisiana State University which enrolled over 36,000 on-campus students in Fall 2024
- The Port of Baton Rouge is the 8th largest port in the United States and has increased the capacity of its Inland Marine Terminal
- Economy expected to grow by 13,000 jobs in 2025
- Major industries include petrochemicals and industrial construction with a growing technology industry as well

New Orleans, LA MSA

- 3 branches $182 million in deposits
- Population: 943,633
- Largest metropolitan area in Louisiana
- Economy expected to grow by 11,300 jobs in 2025
- Key industries include trade, transportation, utilities, healthcare, and tourism

Houston, TX MSA

- 3 branches with $130 million in deposits
- Population: 7,699,970
- Key industries include biotech and life sciences, energy, advanced manufacturing and transportation and logistics
- ~33% of residents 25 years or older are college graduates
- Cost of living 5.3% below the national average

Baton Rouge Employment by Industry



4,400
74,200
700
17,500
24,700
50,200
72,600
29,500
62,000
38,500
52,500
Information
Government
Mining/Logging
Other Services
Financial Activities
Professional/Business Services
Trade/Transport/Utilities
Manufacturing
Education/Health Services
Leisure/Hospitality
Construction

Demographic Highlights



-4.6%
1.6%
6.1%
8.1%
5.2%
8.1%
4.2%
3.7%
4.1%
Proj. 2025 Population Growth
Proj. 2025 Median Household Income Growth
Unemployment Rate
New Orleans-Metairie, LA
Baton Rouge, LA
Houston-The Woodlands-Sugar Land, TX

Investar Holding Corporation, The Louisiana Economic Forecast: 2024-25, The Greater Houston Partnership, Louisiana State University, Baton Rouge Area Chamber, The Port of Greater Baton Rouge, Bureau of Labor Statistics
Source: S&P Capital IQ Pro

Additional Core Markets

Lafayette, LA MSA

- 2 branches with $268 million in deposits
- Population: 417,826
- Economy expected to grow by 3,300 jobs in 2025
- Major employers include Ochsner, Stuller Inc., LHC Group, Walmart, CGI and Amazon
- Lafayette Regional Airport expanded its terminal to 120,000 sq ft in 2022, twice the size of the previous terminal

Hammond, LA MSA

- 1 branch with $47 million in deposits
- Population: 140,362
- Major employers include North Oaks Medical Center, Southeastern Louisiana University, Sanderson Farms, Elmer's Candy and Walmart
- Southeastern Louisiana University has enrollment of 14,440

Lake Charles, LA MSA

- 1 branch with $24 million in deposits
- Population: 238,258
- Economy should gain 3,700 jobs in 2025
- Major industries include gambling, petrochemicals, industrial construction and aircraft repair
- Chennault International Airpark is home to Citadel Completions, Landlock Aviation and Northrup Grumman

Deposit Breakdown



Other 10%
Alabama 15%
Baton Rouge, LA MSA 47%
Houston, TX MSA 6%
Hammond, LA MSA 2%
New Orleans, LA MSA 8%
Lafayette, LA MSA 12%

Demographic Highlights



-2.9%
3.0%
5.3%
8.0%
2.1%
5.8%
4.0%
3.9%
4.8%
Proj. 2025 Population Growth
Proj. 2025 Median Household Income Growth
Unemployment Rate
Lake Charles, LA
Lafayette, LA
Hammond, LA

Investar Holding Corporation, The Louisiana Economic Forecast: 2024-25, The Greater Houston Partnership, Louisiana State University, Baton Rouge Area Chamber, The Port of Greater Baton Rouge, Bureau of Labor Statistics
Source: S&P Capital IQ Pro

Opportunity to Invest at Margin Inflection Point

Commentary

- Strategy implemented in the 3rd quarter of 2023 to reposition the balance sheet is producing expected results in 2025
- Securities portfolio is expected to produce approximately $12 million in run-off per quarter in 2025; additional runoff expected in a lower rate environment due to a large percentage of low-yielding fixed rate mortgage-backed securities
- More than $700 million of CDs, approximately 30% of total deposits, will reprice before the end of 2025
- Liability-sensitive balance sheet is expected to provide faster NIM expansion as interest rates decline

CD Maturity Schedule

Maturity	Current Balance ($000)	Weighted Average Rate (%)
<3 Months	289,624	4.11%
3 - 6 Months	226,218	4.19%
6 - 12 Months	334,918	4.08%
1 - 3 Years	51,534	3.80%
>3 Years	1,427	3.06%
Total	**903,721**	**4.10%**

Quarterly Net Interest Margin



8% increase in NIM in 1Q25
3.75
3.70
3.77
3.50
3.13
2.82
2.66
2.72
2.59
2.62
2.67
2.65
2.87
2022Q1
2022Q2
2022Q3
2022Q4
2023Q1
2023Q2
2023Q3
2023Q4
2024Q1
2024Q2
2024Q3
2024Q4
2025Q1

INVESTAR HOLDING CORPORATION

Note: Financial data as of March 31, 2025
Source: S&P Capital IQ Pro; Investar Holding Corporation

TBV Growth To Be Supplemented By AOCI Tailwinds

Quarterly TBV[1] Per Share Excl. AOCI



$19.92
$1.51
$18.41
2022Q1
$20.81
$3.27
$17.54
2022Q2
$21.51
$5.11
$16.40
2022Q3
$22.37
$4.94
$17.43
2022Q4
$22.21
$4.47
$17.74
2023Q1
$22.87
$5.00
$17.87
2023Q2
$23.18
$6.18
$17.00
2023Q3
$23.55
$4.63
$18.92
2023Q4
$23.90
$5.00
$18.90
2024Q1
$24.14
$4.99
$19.15
2024Q2
$24.65
$3.92
$20.73
2024Q3
$25.23
$4.92
$20.31
2024Q4
$25.77
$4.37
$21.40
2025Q1
Tangible Book Value per Share
AOCI per Share

AFS vs. HTM Portfolio ($000)



HTM
$42,402
AFS
$399,711

Yields

AFS: 2.9%

HTM: 6.7%

Securities Portfolio Breakdown

	Book Value ($000)	% Total	Gain or Loss	Effective Duration	Book Yield	Reprice Term
Agency (Fixed)	987	0%	(115)	5.4	2.00	5.8
CMBS (Fixed)	23,605	5%	(3,805)	4.4	3.12	6.6
CMBS (Float)	1,084	0%	(100)	2.9	3.85	3.0
CMO (Fixed)	26,377	6%	(2,228)	5.8	3.29	5.6
CMO (Float)	915	0%	(29)	5.9	5.03	0.0
Corporate (Fixed)	10,384	2%	(1,148)	5.1	3.67	6.3
Corporate (Float)	19,727	4%	(1,014)	1.2	5.05	0.4
MBS (Fixed)	232,561	53%	(39,807)	7.4	2.33	8.0
MBS (Float)*	5,750	1%	(288)	2.4	3.42	2.4
Municipal - Tax-Exempt	49,834	11%	(798)	5.9	6.04	14.4
Municipal - Taxable	7,951	2%	(1,533)	8.6	2.32	10.3
SBA (Fixed)	35,588	8%	(4,261)	4.1	2.60	5.3
SBA (Float)	20,592	5%	52	0.4	6.24	0.0
Treasury	6,760	2%	(9)	1.4	3.91	1.5
Total	**442,113**	**100%**	**(55,083)**	**5.9**	**3.25**	**7.4**

(1) Non-GAAP financial measure. Please see "Annex– Non-GAAP Reconciliation" and "Important Information and Disclaimers"

Note: Financial data as of March 31, 2025

Source: S&P Capital IQ Pro; Investar Holding Corporation

INVESTAR HOLDING CORPORATION

Returning Capital to Shareholders



Total Dividends ($000) & Payout Ratio (%)
$2,702
$0.25
20%
$3,225
$0.31
40%
$3,663
$0.37
10%
$3,878
$0.40
23%
$4,028
$0.41
20%
$1,031
16%
2020Y
2021Y
2022Y
2023Y
2024Y
2025YTD



Total Buybacks ($000)
$11,112
$6,925
$10,540
$3,026
$305
$649
$32.8 million in buybacks since 2020
2020Y
2021Y
2022Y
2023Y
2024Y
2025YTD

Investar is dedicated to enhancing shareholder value, including through, among other things, opportunistic share repurchases and dividend payments

Balance Sheet Positioning


Total Assets ($M)
2,513
2,754
2,815
2,723
2,730
2021Y
2022Y
2023Y
2024Y
2025Q1


Total Loans ($M)
1,872
2,105
2,211
2,125
2,107
2021Y
2022Y
2023Y
2024Y
2025Q1


Total Deposits ($M)
2,120
2,082
2,256
2,346
2,347
2021Y
2022Y
2023Y
2024Y
2025Q1


Total Equity ($M)
243
216
227
241
252
2021Y
2022Y
2023Y
2024Y
2025Q1

INVESTAR HOLDING CORPORATION

Source: S&P Capital IQ Pro

Profitability Ratios

ROAA[1] (%)



0.31
1.37
0.60
0.73
0.92
2021Y
2022Y
2023Y
2024Y
2025Q1

ROAE (%)



3.22
15.63
7.63
8.60
10.17
2021Y
2022Y
2023Y
2024Y
2025Q1

ROATCE[1] (%)



4.19
19.67
9.86
10.72
12.43
2021Y
2022Y
2023Y
2024Y
2025Q1

NIM (%)



3.53
3.67
2.83
2.63
2.87
2021Y
2022Y
2023Y
2024Y
2025Q1

INVESTAR HOLDING CORPORATION

(1) Non-GAAP financial measure. Please see "Annex– Non-GAAP Reconciliation" and "Important Information and Disclaimers"

Source: S&P Capital IQ Pro

Profitability Fundamentals



Net Income ($000)
8,000
35,709
16,678
20,252
25,172 (1)
2021Y
2022Y
2023Y
2024Y
2025Q1



EPS ($)
0.76
3.50
1.69
2.04
2.52 (1)
2021Y
2022Y
2023Y
2024Y
2025Q1



Pre-Provision Net Revenue(2) ($000)
29,519
36,655
20,913
16,310
16,788 (1)
2021Y
2022Y
2023Y
2024Y
2025Q1

INVESTAR HOLDING CORPORATION

(1) Annualized figure shown
(2) Non-GAAP financial measure. Please see "Annex– Non-GAAP Reconciliation" and "Important Information and Disclaimers"
Source: S&P Capital IQ Pro

Yield / Cost Trends

Yield on Loans (%)



4.74
4.82
5.55
5.94
5.88
2021Y
2022Y
2023Y
2024Y
2025Q1

Yield on Securities (%)



1.52
2.23
2.78
2.86
3.10
2021Y
2022Y
2023Y
2024Y
2025Q1

Cost of Deposits (%)



0.35
0.30
1.93
2.74
2.53
2021Y
2022Y
2023Y
2024Y
2025Q1

NIM (%)



3.53
3.67
2.83
2.63
2.87
2021Y
2022Y
2023Y
2024Y
2025Q1

INVESTAR HOLDING CORPORATION

Source: S&P Capital IQ Pro

Clean Credit Quality


NCO/Avg. Loans (%)
1.18
(0.03)
(0.11)
0.03
(0.65)
2021Y
2022Y
2023Y
2024Y
2025Q1


NPA/Assets (%)
1.50
0.42
0.36
0.52
0.43
2021Y
2022Y
2023Y
2024Y
2025Q1


NPA Excl. Restructured/Assets (%)
1.28
0.39
0.36
0.52
0.43
2021Y
2022Y
2023Y
2024Y
2025Q1


Loan Loss Reserve/Gross Loans (%)
2023 increase related to CECL adoption
1.11
1.16
1.38
1.26
1.25
2021Y
2022Y
2023Y
2024Y
2025Q1

INVESTAR HOLDING CORPORATION

Note: 2025Q1 included a property insurance recovery related to loans charged off in 3Q21 due to Hurricane Ida
Source: S&P Capital IQ Pro

INVESTAR®
HOLDING CORPORATION

Annex – Non-GAAP Reconciliation

Non-GAAP Reconciliation

Dollars in thousands, except per share data	As of or for the year ending December 31,				As of or for quarter,
	2021	2022	2023	2024	3/31/2025
Total common stockholder's equity (GAAP)	$242,598	$215,782	$226,768	$241,296	$251,737
Less goodwill and other intangible assets	$44,036	$43,147	$42,320	$41,696	$41,558
Tangible Common Equity	**$198,562**	**$172,635**	**$184,448**	**$199,600**	**$210,179**
Shares outstanding	10,343,494	9,901,847	9,748,067	9,828,413	9,821,446
Book value per common share	$23.45	$21.79	$23.26	$24.55	$25.63
Tangible Book Value per Common Share	**$19.20**	**$17.43**	**$18.92**	**$20.31**	**$21.40**
Total assets (GAAP)	$2,513,203	$2,753,807	$2,815,155	$2,722,812	$2,729,902
Less goodwill and other intangible assets	$44,036	$43,147	$42,320	$41,696	$41,558
Tangible common assets (Non-GAAP)	$2,469,167	$2,710,660	$2,772,835	$2,681,116	$2,688,344
Tangible Common Equity to Tangible Assets	**8.04%**	**6.37%**	**6.65%**	**7.44%**	**7.82%**

Non-GAAP Reconciliation

Dollars in thousands	As of or for the year ending December 31, 2021	2022	2023	2024	As of or for quarter, 3/31/2025	
Average Common Equity	$248,778	$228,516	$218,502	$235,600	$247,565	
LESS: Average Intangibles	39,598	43,584	42,693	42,001	41,627	
Average Tangible Common Equity	**$209,180**	**$184,932**	**$175,809**	**$193,599**	**$205,938**	**A**
Net Income Available to Common	7,979	35,676	16,677	20,252	6,293	**B**
ADD: Tax-Affected Amortization of Intangibles	781	702	653	493	109	**C**
Net Income + Tax-Affected Amortization of Intangibles	**$8,760**	**$36,378**	**$17,330**	**$20,745**	**$6,402**	**D (B + C)**
Return on Average Tangible Common Equity	**4.19%**	**19.67%**	**9.86%**	**10.72%**	**12.43%**	**(D / A) *Annualized**

Dollars in thousands	As of or for the year ending December 31, 2021	2022	2023	2024	As of or for quarter, 3/31/2025	
Average Assets	2,572,594	2,603,843	2,759,595	2,784,151	2,725,800	
Average Assets (non-GAAP)	**$2,572,594**	**$2,603,843**	**$2,759,595**	**$2,784,151**	**$2,725,800**	**A**
Net Income Available to Common	**$7,979**	**$35,676**	**$16,677**	**$20,252**	**$6,293**	**B**
Return on Average Assets	**0.31%**	**1.37%**	**0.60%**	**0.73%**	**0.92%**	**(B / A) *Annualized**

Dollars in thousands	As of or for the year ending December 31, 2021	2022	2023	2024	As of or for quarter, 3/31/2025	
Net Interest Income	83,814	89,785	74,520	69,753	18,345	**A**
Total Noninterest Income	8,083	9,222	8,363	9,198	2,090	**B**
Total Noninterest Expense	62,378	62,352	61,970	62,641	16,238	**C**
Pre-Provision Net Revenue	**29,519**	**36,655**	**20,913**	**16,310**	**16,788**	**(A + B - C) *Annualized**

Source: Company Documents

INVESTAR®
HOLDING CORPORATION

Transaction Reconciliation

Illustrative Impact of the Transactions

(Dollars in millions, except per share metrics)	2026E	2027E
Estimated Income Impact		
ISTR Income	$22.8	$24.9
WFBI Income	$7.7	$8.1
Total Adjustments Excluding Preferred Dividend	$19.2	$19.7
Total Pro Forma Net Income to Common	**$49.7**	**$52.6**
Preferred Dividend	**-$2.1**	**-$2.1**
Total Pro Forma Net Income	**$47.6**	**$50.5**
Pro Forma ROAA(1)	**1.11%**	**1.12%**
Pro Forma ROATCE(1)	**16.2%**	**14.9%**
Estimated EPS Impact		
Pro forma weighted average diluted shares (M)	15.5	15.5
Pro forma EPS	$3.08	$3.27
ISTR stand alone EPS	$2.28	$2.50
Accretion / dilution to ISTR	**34.7%**	**30.8%**
Estimated Tangible Book Value Impact		
Pro forma tangible book value per share(1)	$22.90	$26.22
ISTR stand alone TBV(1)	$24.34	$26.47
Accretion / dilution to ISTR	**-5.9%**	**-0.9%**

All Forward-Looking Financial Information Reflects Janney's Investment Banking Estimates and Are Not Based on the Company's Internal Projections

(1) Non-GAAP financial measure. Please see "Annex– Non-GAAP Reconciliation" and "Important Information and Disclaimers"
Note: Earnings estimates based on recent performance and discussions with Company management
Note: Assumes $32.5 million preferred stock offering with a conversion price of $21.00 and annual dividend rate of 6.5%
Source: S&P Capital IQ Pro; Company Provided Documents

INVESTAR HOLDING CORPORATION

INVESTAR®

HOLDING CORPORATION